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                                 EXHIBIT 99


      Trustee's Remittance Report in respect of the August Remittance Date.







                  [THIS SPACE IS INTENTIONALLY LEFT BLANK]





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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-3

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FROM                                                              JULY 15, 1997
TO                                                                AUG. 15, 1997

                                                                                      TOTAL
-------------------------------------------------------------------------         -------------
      (i)  AVAILABLE PAYMENT AMOUNT                                                8,633,354.84
            Portions subject to bankrupty                                                  0.00

     (ii)  CLASS A-1 PRINCIPAL BALANCE (Beginning)                                 2,161,420.60
           CLASS A-2 PRINCIPAL BALANCE (Beginning)                                28,012,661.84
           CLASS A-3 PRINCIPAL BALANCE (Beginning)                                30,174,082.45
           CLASS A-4 PRINCIPAL BALANCE (Beginning)                               113,126,000.00
           CLASS A-5 PRINCIPAL BALANCE (Beginning)                                30,202,000.00
           CLASS A-6 PRINCIPAL BALANCE (Beginning)                                46,956,000.00
           CLASS A-7 PRINCIPAL BALANCE (Beginning)                                20,092,000.00
           POOL PRINCIPAL BALANCE (Beginning)                                    270,724,164.88

    (iii)  MORTGAGES:
           NUMBER OF PRINCIPAL PREPAYMENTS                                                  180
           PRINCIPAL BALANCE OF MORTGAGES PREPAYING                                6,670,175.02

     (iv)  AMOUNT OF CURTAILMENTS RECEIVED                                            33,786.31

      (v)  AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
             MONTHLY PAYMENTS RECEIVED                                               431,519.54

     (vi)  INTEREST RECEIVED ON MORTGAGES                                          2,343,035.66

    (vii)  AGGREGATE ADVANCES                                                      1,783,067.40

   (viii)  a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
               MORTGAGE DELINQUENCIES 30-59 DAYS:
                NUMBER                                                                      168
                PRINCIPAL BALANCE                                                  7,031,921.76
                % OF PRINCIPAL                                                        2.670000%

               MORTGAGE DELINQUENCIES 60-90 DAYS:
                NUMBER                                                                       65
                PRINCIPAL BALANCE                                                  3,023,717.44
                % OF PRINCIPAL                                                        1.150000%



                                                                                      TOTAL
                                                                                  -------------
               MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                NUMBER                                                                      196
                PRINCIPAL BALANCE                                                  9,498,882.98
                % OF PRINCIPAL                                                        3.600000%

           b. MORTGAGES IN BANKRUPTCY (TOTAL):
               NUMBER                                                                       100
               PRINCIPAL BALANCE                                                   4,658,949.73
               % OF PRINCIPAL                                                         1.770000%

              BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
               BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
                NUMBER                                                                       13
                PRINCIPAL BALANCE                                                    527,209.35
                % OF PRINCIPAL                                                            0.20%

               BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
                NUMBER                                                                       15
                PRINCIPAL BALANCE                                                    639,553.08
                % OF PRINCIPAL                                                            0.24%

              BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
               NUMBER                                                                        38
               PRINCIPAL BALANCE                                                   1,938,853.26
               % OF PRINCIPAL                                                             0.74%

           c. MORTGAGES IN FORECLOSURE (TOTAL):
                NUMBER                                                                       76
                PRINCIPAL BALANCE                                                  3,967,861.02
                % OF PRINCIPAL                                                        1.510000%

              FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
               FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
                NUMBER                                                                        0
                PRINCIPAL BALANCE                                                          0.00
                % OF PRINCIPAL                                                            0.00%

              FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
               NUMBER                                                                         0
               PRINCIPAL BALANCE                                                           0.00
               % OF PRINCIPAL                                                             0.00%

              FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
               NUMBER                                                                        73
               PRINCIPAL BALANCE                                                   3,868,934.43
               % OF PRINCIPAL                                                             1.47%

           d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii) a. above):
               NUMBER                                                                         6
               PRINCIPAL BALANCE                                                     241,058.38
               % OF PRINCIPAL                                                             0.09%

           e. MORTGAGE LOAN LOSSES                                                         0.00

     (ix)  ENDING CLASS A-1 PRINCIPAL BALANCE                                      1,202,405.40
           ENDING CLASS A-2 PRINCIPAL BALANCE                                     25,403,936.61
           ENDING CLASS A-3 PRINCIPAL BALANCE                                     26,606,342.02
           ENDING CLASS A-4 PRINCIPAL BALANCE                                    113,126,000.00



                                                                                      Total
                                                                                  -------------
           ENDING CLASS A-5 PRINCIPAL BALANCE                                     30,202,000.00
           ENDING CLASS A-6 PRINCIPAL BALANCE                                     46,956,000.00
           ENDING CLASS A-7 PRINCIPAL BALANCE                                     20,092,000.00

      (x)  WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                             165.93041329
           WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                 10.68260954%
           WEIGHTED AVERAGE NET MORTGAGE INTEREST RATE                              9.98381635%

     (xi)  SERVICING FEES PAID                                                       131,849.35
           SERVICING FEES ACCRUED                                                    132,922.01

    (xii)  SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                                    0.00

   (xiii)  POOL PRINCIPAL BALANCE (ENDING)                                       263,588,684.01


    (xiv)  RESERVED

     (xv)  REIMBURSABLE AMOUNTS:
            TO SERVICER                                                                   (0.00)
            TO REPRESENTATIVE                                                              0.00
            TO DEPOSITORS                                                                  0.00

    (xvi)  NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                     6135
           NUMBER OF MORTGAGES OUTSTANDING (END)                                           5955

   (xvii)  AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                        2,371,190.92

  (xviii)  PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
           MORTGAGE INTEREST RATES LESS THAN 8.30%                                 1,690,273.21
           MORTGAGE INTEREST RATES LESS THAN 8.20%                                 1,490,765.90

    (xix)  SUBORDINATED AMOUNT (REMAINING)                                        33,077,796.37
           SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                           11,299,654.54
           EXCESS SPREAD                                                             676,842.05
           CUMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                                 104,224.63